UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                ______________

                                   FORM 8-K

                            CURRENT REPORT PURSUANT

                        TO SECTION 13 OR 15 (D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - October 11, 2005

                       Commission File Number 000-32745

                          CONSUMER DIRECT OF AMERICA
            (Exact name of registrant as specified in its charter)

      NEVADA                                           88-0471353
(State or jurisdiction of                    (IRS Employer Identification No.)
incorporation or organization)

                          6330 South Sandhill Avenue
                           Las Vegas, Nevada  89120
         (Address of principal executive offices, including zip code)

                                (702)  547-7300
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the  Securities  Act  (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                          CONSUMER DIRECT OF AMERICA

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

   (a)Previous independent accountants

      1. On October 11, 2005, De Joya & Company, the independent accountant previously engaged as the principal accountant to audit the financial statements of Consumer Direct of America ("CDA"), was dismissed.

      2. The reports of De Joya & Company on CDA's consolidated financial statements for the fiscal year ended December 31, 2004 were subject to going concern qualifications, but were not otherwise qualified or modified as to audit scope or accounting principles.

      3. During CDA's fiscal year ended December 31, 2004 and the subsequent interim period through October 11, 2005, there have been no disagreements with De Joya & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of De Joya & Company, would have caused De Joya & Company to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year.

      4. CDA has requested that De Joya & Company furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter, dated October 11, 2005 is filed as Exhibit 16.1 to this Form 8-K.

   (b)New independent accountants

      On October 11, 2005 CDA engaged Chavez and Koch, CPA's ("Chavez and Koch") as the independent accountant to act as the principal accountant to audit CDA's financial statements. CDA did not consult with Chavez and Koch on the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on CDA's financial statements or any disagreements or a reportable event.



ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)Exhibits
      16.1 Letter from De Joya & Company dated October 11, 2005.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       CONSUMER DIRECT OF AMERICA
Date: October 18, 2005
                                       By:  /s/ Michael A. Barron
                                                Michael A. Barron
                                                President and Chief Executive
						Officer




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De Joya & Company
2524 W. Horizon Ridge Parkway
Henderson, NV  89052


October 11, 2005



Securities and Exchange Commission
450 Fifth Street NW
Washington, DC  20549

Gentlemen:

We have read Item 4.01 of Form 8-K, dated October 11, 2005, of Consumer Direct of America and are in agreement with the statements made regarding our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                           /s/ De Joya & Company